UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2005

INTERLINK ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21808	77-0056625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

546 Flynn Road, Camarillo, California	93012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 484-8855

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 9, 2005, Interlink Electronics, Inc. (the “Company”) issued a press release announcing that it will restate its unaudited quarterly results for the periods ended March 31, 2004, June 30, 2004 and September 30, 2004. The Company also revised its guidance for the fourth quarter ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

(a)

On March 4, 2005, on management’s recommendation, the Audit Committee of the Board of Directors of Interlink Electronics, Inc. (the “Company”) concluded that the Company’s financial statements for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should no longer be relied upon and should be restated.

As of the filing of this current report on Form 8-K, the Company intends to restate its previously issued financial statements for the above mentioned quarters to correct the accounting for the following items:

•	For the quarterly periods ended March 31, 2004, June 30, 2004 and September 30, 2004, the Company expects to reclassify amounts relating to the timing of revenue recognition relating to a significant OEM sale that affects reported results for all three quarters.

•	For the quarterly period ended September 30, 2004, the Company expects to adjust inventory value and cost of goods sold. These adjustments related to the Company’s relocation of certain manufacturing operations in China and the ramp-up in sales of new products, including wireless remote products for the Company’s Home Entertainment market.

As soon as the Company completes its analysis and BDO Seidman, LLP, the Company’s independent registered public accounting firm, completes its review procedures and audit work with respect to the Form 10-K for the year ended December 31, 2004, the Company will file amendments to its quarterly reports on Form 10-Q for the above-mentioned periods and will file its annual report on Form 10-K for the year ended December 31, 2004. In the interim, investors should no longer rely on the financial statements currently on file with the SEC for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004.

The Company has discussed the matters described above with BDO Seidman, LLP.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1	Press Release dated March 9, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2005.

Interlink Electronics, Inc.

By	/s/ Paul D. Meyer
Paul D. Meyer
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated March 9, 2005.